SUPPLEMENT DATED JULY 30, 2004

TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED APRIL 29, 2004

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

SALOMON BROTHERS VARIABLE TOTAL RETURN FUND

The following information amends and supersedes, as applicable, the disclosure contained in the Prospectus and the Statement of Additional Information of Salomon Brothers Variable Series Funds Inc (the “Company”) with respect to the Salomon Brothers Variable Total Return Fund (“Variable Total Return Fund”):

The Board of Directors of the Company has approved an amendment to the Management Contract between the Company, regarding Variable Total Return Fund, and Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, will be reduced from 0.80% to 0.75% of the average daily net assets.

The Board of Directors of the Company has approved an amendment to the Administration Agreement between Variable Total Return Fund and Smith Barney Fund Management LLC. Effective August 1, 2004, the Variable Investors Fund will no longer pay an administrative fee. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

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